Rule 497(d)
                                 FT 492


          Supplement to the Prospectus dated December 29, 2000,
                       as amended January 2, 2001

     Notwithstanding anything to the contrary in the Prospectus, certain of the Trusts, based upon the composition of their portfolios on the Initial Date of Deposit, have been given certain style and capitalization designations. In particular, The Dow(sm) Dividend and Repurchase Target 5 Portfolio is considered a Large-Cap Blend Trust, the Dowsm Dividend and Repurchase Target 10 Portfolio is considered a Large-Cap Value Trust, the European Target 20 Portfolio is considered a Large-Cap Value Trust, The Nasdaq Target 15 Portfolio is considered a Large-Cap Growth Trust and The S&P Target 10 Portfolio is considered a Large-Cap Value Trust. The Value Line (R) Target Portfolio has no style and capitalization designation. The style and capitalization characteristics used to describe each Trust are designed to help you better understand how a Trust fits into your overall investment plan. These characteristics are determined as of the Initial Date of Deposit and due to changes in the value of the Securities, may vary thereafter. However, as of the date of this prospectus supplement the characteristics set forth above have not changed. In general, growth portfolios include stocks with high relative price-to-book ratios while value portfolios include stocks with low relative price-to-book ratios.
At least 65% of the stocks in a Trust on the Initial Date of Deposit must fall into either the growth or value category to receive the designation. Trusts that do not meet this criteria are designated as blend Trusts.
Both the weighted average market capitalization of a Trust and at least half of the Securities in the Trust must fall into the following ranges to determine its market capitalization designation: Small-Cap - less than $2 billion; Mid-Cap - $2 billion to $10 billion; Large-Cap - over $10 billion. A Trust, however, may contain individual stocks that do not fall into its stated style or market capitalization designation.

January 24, 2001